SEMI-ANNUAL REPORT

JUNE 30, 2001

CITI NASDAQ-100
   INDEX FUND


                                                                       CITIFUNDS
                                                             INDEX SERIES [LOGO]


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   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
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

TABLE OF CONTENTS



Letter to Our Shareholders                                                     1
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Fund Facts                                                                     4
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Fund Performance                                                               5
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Portfolio Highlights                                                           7
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Portfolio of Investments                                                       8
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Statement of Assets and Liabilities                                           11
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Statement of Operations                                                       12
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Statement of Changes in Net Assets                                            13
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Financial Highlights                                                          14
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Notes to Financial Statements                                                 16
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

LETTER TO OUR SHAREHOLDERS



Dear Shareholder:

     We are pleased to provide the semi-annual report for the Citi Nasdaq-100 Index Fund (the "Fund") for the six months ended June 30, 2001. Please be aware that, effective July 2, 2001, the Fund stopped accepting purchase orders for its shares, in anticipation of its liquidation on or about August 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this report to be useful and informative.

     PERFORMANCE UPDATE

     For the period January 1, 2001 through June 30, 2001, the Smith Barney Nasdaq-100 Index Shares produced a total return of negative 21.07%. For the same period, the Citi Nasdaq-100 Index Shares produced a total return of negative 21.63%. In comparison, the Nasdaq-100 Index(1) (the "Index") produced a total return of negative 21.82%. The Fund's goal is to provide investment results that, before fees and expenses, correspond to the performance of the Index. Since the Fund has fees and expenses which the Index does not, the Fund's performance may lag that of the Index. Investors in index funds, such as this Fund, should remember that the performance of the fund is intended to correspond to the performance of the index in good and bad markets over the short and long term.

     PORTFOLIO ENVIRONMENT

     Early in the first quarter of 2001 it became evident that the U.S. economy was beginning to experience a slowdown. The U.S. Federal Reserve Board's ("Fed") initial steps to loosen credit were welcomed by most investors and the stock market advanced in response. Historically, a sustained Fed easing, or lowering of short-term interest rates, stimulates the economy and stock prices over time. Investor confidence wavered, however, in the face of a slowing economy, while a series of high-profile companies pre-announced earnings shortfalls and restructurings. Included in that group were Intel and Cisco Systems, prominent leaders in the technology sector. By March 31, 2001, the Index had fallen 32.8%.

     A look at the S&P 500 Index ("S&P 500")(2) stock sectors shows much the same pattern. Growth-oriented sectors such as technology and healthcare posted double-digit declines, while the more defensive sectors such as utilities, energy and consumer staples were down modestly. Two sectors, consumer cyclicals and transportation, were marginally positive.

     During the second quarter of 2001, U.S. stock markets responded to lower short-term interest rates and tax cuts by rewarding stock investors with sizeable gains. The

----------
(1) The Nasdaq-100 Index includes the largest and most active (based on market capitalization) non-financial domestic and international stocks listed on The Nasdaq Stock Market. Please note that an investor cannot invest directly in an index.
(2) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

Index, with its more narrow focus on large-capitalization names, fared well during this period, posting a 16.34% return.

     The relative performance of the S&P sectors suggested that investors were anticipating favorable economic news, as most of the strongly performing sectors were in economically sensitive areas. For example, the technology and capital goods sectors, which declined by double digits during the first quarter, increased by 13.1% and 12%, respectively, during the second quarter. The basic materials sector was also strong, gaining approximately 9.6%. In contrast, many of the more conservative sectors, such as utilities and energy, either declined or had lesser price gains.

     OUTLOOK

     In sum, the first half of 2001 proved to be a challenging time for U.S. stocks. Led by the continued contraction of the economy, stock market volatility persisted through June, giving investors little respite. Although it appears the economy may be shaking off a year-long malaise, many investment professionals believe that enough risk remains that the Fed may yet implement additional interest rate cuts--as Fed Chairman Alan Greenspan implied in his semi-annual monetary policy testimony to the House of Representatives Financial Services Committee on July 18, 2001.

     Despite the general pall affecting many technology stocks, which comprise a significant portion of the Index, we believe that there are stocks in this sector that offer both compelling earnings growth versus expectations and reasonable valuations. The current market environment, while poor for many stocks, can be rewarding for those companies whose products offer an ability to help lower costs. Examples of such offerings include outsourcing services and supply chain management software.

     Finally, a broad-based economic recovery would provide a major boost to the near-term prospects of technology companies. Corporate capital investments are a key driver of demand for technology products, and currently some corporations are actually under-spending their allocated Information Technology ("IT") budgets in an effort to rein in expenses. Stronger economic growth would boost corporate revenues, give businesses the confidence to resume their capital investments, and could lead to a relatively sharp snapback in IT spending.

     Although technology stocks have fallen on hard times over the past several months, it is important to distinguish between short-term performance and long-term potential. Despite recent losses, the technology sector posted the strongest returns of any sector over the past five years. What has happened to the technology sector could be best described as a temporary imbalance between supply and demand, but it should not diminish the sector's solid long-term growth prospects.

     SPECIAL SHAREHOLDER NOTICE

     As communicated to shareholders in July, the Fund's assets have remained relatively small since its inception, and certain cost efficiencies that were anticipated never materalized. Pursuant to approval by the Board of Trustees, effective July 2, 2001, the Fund stopped accepting purchase orders for its shares, in anticipation of its liquidation on or about August 31, 2001. As of August 3rd, the Fund's portfolio was converted into cash and/or money market securities and the Fund stopped pursuing its stated investment objective.

     At any time prior to August 31, 2001, you may redeem your shares without paying redemption fees. You may also exchange your shares for shares of the following Index Series Fund at no cost:

    o SMITH BARNEY S&P 500 INDEX FUND. The Fund's goal is to provide investments results that, before fees and expenses, correspond to the price and yield performance of the S&P 500 Composite Stock Price Index (S&P 500 Index).

     If you choose not to redeem or exchange your shares prior to Friday, August 31, 2001, the fund will automatically redeem your shares. In such a case, the cash value of the amount of the shares' net asset value at the close of business on Friday, August 31, 2001 will be credited to your brokerage account, or, if you do not have an active brokerage account, a check will be mailed to the address of record.

     Please also remember that the liquidation of the fund, as well as any redemptions and exchanges, could result in a taxable gain or loss. We therefore suggest that you consult your tax adviser or other tax professional for more information.

     If you have any questions about the closing of the fund, please call your Salomon Smith Barney Financial Consultant, or, if you are a Cititrade customer, your client service representative.

Thank you for your business.

Sincerely,


/s/ Heath B. McLendon
---------------------

Heath B. McLendon
President
July 3, 2001

FUND FACTS

FUND OBJECTIVE
To provide investment results that, before fees and expenses, correspond to the performance of the Nasdaq-100 Index.

INVESTMENT MANAGER                       DIVIDENDS
Citi Fund Management Inc.                Paid semi-annually, if any

SUBADVISER                               CAPITAL GAINS
State Street Global Advisors,            Distributed annually, if any
a division of State Street
Bank and Trust Company

NET ASSETS AS OF 6/30/01                 INDEX
Smith Barney Shares                      o The Nasdaq-100 Index*
$2.2 million
Citi Shares
$9,541



* The Nasdaq-100 Index includes the largest (based on market capitalization) and most active non-financial domestic and international stocks listed on The Nasdaq Stock Market.

FUND PERFORMANCE

TOTAL RETURNS                                                        SINCE
                                                       SIX          9/11/00
ALL PERIODS ENDED JUNE 30, 2001 (Unaudited)          MONTHS*      (INCEPTION)*
================================================================================
Smith Barney Shares                                 (21.07)%       (49.22)%
The Nasdaq-100 Index                                (21.82)%       (50.61)%

*  Not Annualized


A $10,000 investment in the Smith Barney Share class of the Fund made on inception date would have been $5,078 (as of 6/30/01). The graph shows how the performance of the Smith Barney Shares compares to the Index, its benchmark, over the same period.

GROWTH OF $10,000 INVESTMENT IN THE SMITH BARNEY SHARES VS. THE NASDAQ-100 INDEX SEPTEMBER 11, 2000 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 2001.

      [The following table represents a line chart in the printed piece.]

                 Smith Barney   The Nasdaq-100
                     Shares        Index(R)

8/31/00              10000         10000
9/30/00               9635          8956
10/31/00              8874          8233
11/30/00              7132          6287
12/31/00              6434          5874
1/31/01               7101          6504
2/28/01               5224          4787
3/31/01               4327          3947
4/30/01               5130          4654
5/31/01               5005          4516
6/30/01               5078          4382


The graph assumes all dividends and distributions are reinvested at Net Asset Value. Note: All Fund performance numbers represent past performance and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect certain voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund's returns would have been lower. Investors may not invest directly in an index.

The Nasdaq-100(R), The Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by Citi FundManagement Inc. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

FUND PERFORMANCE

TOTAL RETURNS                                                        SINCE
                                                       SIX          9/5/00
ALL PERIODS ENDED JUNE 30, 2001 (Unaudited)          MONTHS*      (INCEPTION)*
================================================================================
Citi Shares                                         (21.63)%       (52.90)%
The Nasdaq-100 Index                                (21.82)%       (54.08)%

*  Not Annualized

A $10,000 investment in the Citi Share class of the Fund made on inception date would have been $4,710 (as of 6/30/01). The graph shows how the performance of the Citi Shares compares to the Index, its benchmark, over the same period.

GROWTH OF $10,000 INVESTMENT IN THE CITI SHARES VS THE NASDAQ-100 INDEX SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 2001.

      [The following table represents a line chart in the printed piece.]

                               The Nasdaq-100
                  Citi Shares     Index(R)

8/31/00              10000         10000
9/30/00               8990          8956
10/31/00              8290          8233
11/30/00              6660          6287
12/31/00              6010          5874
1/31/01               6640          6504
2/28/01               4880          4787
3/31/01               4050          3947
4/30/01               4790          4654
5/31/01               4680          4516
6/30/01               4710          4382


The graph assumes all dividends and distributions are reinvested at Net Asset Value. Note: All Fund performance numbers represent past performance and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect certain voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund's returns would have been lower. Investors may not invest directly in an index.

The Nasdaq-100(R), The Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by Citi FundManagement Inc. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

PORTFOLIO HIGHLIGHTS
================================================================================

TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2001 (Unaudited)
COMPANY, INDUSTRY                                               % OF NET ASSETS

Microsoft Corp., Packaged Software                                  10.23%
--------------------------------------------------------------------------------
Intel Corp., Semi-Conductors                                         5.20%
--------------------------------------------------------------------------------
Qualcomm Inc., Telecommunications Equipment                          4.27%
--------------------------------------------------------------------------------
Cisco Systems, Inc., Computer Communications                         3.61%
--------------------------------------------------------------------------------
Oracle Corp., Packaged Software                                      3.35%
--------------------------------------------------------------------------------
Amgen Inc., Biotechnology                                            2.23%
--------------------------------------------------------------------------------
VERITAS Software Corp., Packaged Software                            2.06%
--------------------------------------------------------------------------------
Dell Computer Corp., Computer Processing Hardware                    1.94%
--------------------------------------------------------------------------------
Siebel Systems, Inc., Packaged Software                              1.89%
--------------------------------------------------------------------------------
Sun Microsystems, Inc., Computer Processing Hardware                 1.73%
--------------------------------------------------------------------------------


PORTFOLIO DIVERSIFICATION AS OF JUNE 30, 2001 (Unaudited)

      [The following table represents a pie chart in the printed piece.]

Computer Peripherals .....................   1%
Restaurant ...............................   1%
Computer Communications ..................   5%
Cable/Satellite TV .......................   3%
Apparel/Footware .........................   1%
Biotechnology ............................   9%
*Short-Term ..............................   5%
Internet Software Services ...............   3%
Information Technology Services ..........   3%
Commercial Services & Supplies ...........   1%
Specialty Telecommunications .............   1%
Electronic Equipment & Instruments .......   3%
Data Processing Services .................   2%
Electronic Production Equipment ..........   3%
Computer Processing Hardware .............   5%
Telecommunications Equipment .............   8%
Wireless Telecommunications Services .....   1%
Semi-Conductors ..........................  14%
Broadcasting .............................   1%
Recreational Products ....................   1%
Discount Stores ..........................   1%
Electronic Components ....................   2%
Packaged Software ........................  22%
Consumer Services ........................   1%
Medical Specialties ......................   1%
Specialty Retail .........................   1%
Advertising/Marketing Services ...........   1%

* Includes cash and net other assets.

CITI NASDAQ-100 INDEX FUND
PORTFOLIO OF INVESTMENTS                                           June 30, 2001
(Unaudited)

ISSUER                                                      SHARES      VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 93.4%
--------------------------------------------------------------------------------
ADVERTISING/MARKETING SERVICES-- 0.6%
--------------------------------------------------------------------------------
TMP Worldwide Inc.                                            218      $  12,886
                                                                       ---------
APPAREL/FOOTWEAR -- 0.7%
--------------------------------------------------------------------------------
Cintas Corp.                                                  343         15,864
                                                                       ---------
BIOTECHNOLOGY -- 9.2%
--------------------------------------------------------------------------------
Abgenix, Inc.*                                                140          6,300
Amgen Inc.*                                                   818         49,636
Biogen, Inc.*                                                 304         16,525
Chiron Corp.*                                                 441         22,491
Genzyme Corp.*                                                400         24,400
Human Genome Sciences Inc.                                    221         13,315
IDEC Pharmaceuticals Corp.                                    280         18,953
Immunex Corp.*                                              1,237         21,957
MedImmune, Inc.*                                              376         17,747
Millennium Pharmaceuticals, Inc.*                             387         13,769
                                                                       ---------
                                                                         205,093
                                                                       ---------
BROADCASTING -- 0.7%
--------------------------------------------------------------------------------
USA Networks, Inc.*                                           578         16,184
                                                                       ---------
CABLE/SATELLITE TV -- 2.6%
--------------------------------------------------------------------------------
Adelphia Communications Corp.*                                271         11,111
Comcast Corp.                                                 746         32,376
EchoStar Communications Corp.*                                402         13,033
                                                                       ---------
                                                                          56,520
                                                                       ---------
COMMERCIAL SERVICES & SUPPLIES -- 1.1%
--------------------------------------------------------------------------------
Concord EFS, Inc.*                                            455         23,665
                                                                       ---------
COMPUTER COMMUNICATIONS -- 4.9%
--------------------------------------------------------------------------------
Brocade Communications Systems, Inc.*                         385         16,936
Cisco Systems, Inc.*                                        4,420         80,444
Juniper Networks, Inc.*                                       347         10,792
3Com Corp.*                                                   338          1,606
                                                                       ---------
                                                                         109,778
                                                                       ---------
COMPUTER PERIPHERALS -- 0.8%
--------------------------------------------------------------------------------
Network Appliance, Inc.*                                      569          7,795
Qlogic Corp.*                                                 159         10,248
                                                                       ---------
                                                                          18,043
                                                                       ---------
COMPUTER PROCESSING HARDWARE -- 4.8%
--------------------------------------------------------------------------------
Apple Computer, Inc.                                          813         18,902
Dell Computer Corp.*                                        1,653         43,226
Palm, Inc.*                                                   932          5,657
Sun Microsystems, Inc.*                                     2,451         38,530
                                                                       ---------
                                                                         106,315
                                                                       ---------

CONSUMER SERVICES -- 1.0%
--------------------------------------------------------------------------------
eBay Inc.*                                                    334         22,876
                                                                       ---------
CONTAINERS & PACKAGING -- 0.3%
--------------------------------------------------------------------------------
Smurfit-Stone Container Corp.                                 408          6,610
                                                                       ---------
DATA PROCESSING SERVICES -- 1.8%
--------------------------------------------------------------------------------
Fiserv, Inc.*                                                 257         16,443
Paychex, Inc.                                                 589         23,560
                                                                       ---------
                                                                          40,003
                                                                       ---------
DISCOUNT STORES -- 0.8%
--------------------------------------------------------------------------------
Costco Wholesale Corp.                                        392         16,103
                                                                       ---------
ELECTRICAL PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
Molex Inc.                                                    167          6,101
                                                                       ---------

ELECTRONIC COMPONENTS -- 2.2%
--------------------------------------------------------------------------------
Flextronics International Ltd.*                               896         23,395
NVDIA Corp.*                                                  127         11,779
Sanmina Corp.*                                                592         13,859
                                                                       ---------
                                                                          49,033
                                                                       ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.8%
--------------------------------------------------------------------------------
Gemstar-TV Guide International, Inc.*                         720         31,680
JDS Uniphase Corp.*                                         2,340         29,250
                                                                       ---------
                                                                          60,930
                                                                       ---------
ELECTRONIC PRODUCTION EQUIPMENT -- 2.5%
--------------------------------------------------------------------------------
Applied Materials, Inc.                                       700         34,370
KLA-Tencor Corp.*                                             375         21,926
                                                                       ---------
                                                                          56,296
                                                                       ---------

INFORMATION TECHNOLOGY SERVICES -- 3.2%
--------------------------------------------------------------------------------
Citrix Systems, Inc.*                                         363         12,669
Peoplesoft, Inc.*                                             708         34,855
WorldCom, Inc.*                                             1,734         24,623
                                                                       ---------
                                                                          72,147
                                                                       ---------
8

CITI NASDAQ-100 INDEX FUND
PORTFOLIO OF INVESTMENTS                                           June 30, 2001
(Unaudited)

ISSUER                                                      SHARES      VALUE
--------------------------------------------------------------------------------
INTERNET RETAIL -- 0.3%
--------------------------------------------------------------------------------
Amazon Com Inc.                                               400     $    5,660
                                                                      ----------
INTERNET SOFTWARE/SERVICES -- 2.9%
--------------------------------------------------------------------------------
Ariba, Inc.*                                                  410          2,255
At Home Corp.*                                                477          1,021
BEA Systems, Inc.*                                            626         19,224
Broadvision, Inc*                                             524          2,620
CMGI Inc.*                                                    615          1,845
CNET Networks, Inc*                                           280          3,640
Exodus Communications Inc.                                    950          1,957
Inktomi Corp.                                                 201          1,928
Real Networks, Inc.*                                          264          3,102
VeriSign, Inc.*                                               309         18,543
Yahoo! Inc.*                                                  441          8,816
                                                                      ----------
                                                                          64,951
                                                                      ----------
MEDICAL SPECIALTIES -- 0.9%
--------------------------------------------------------------------------------
Biomet, Inc                                                   407         19,560
                                                                      ----------
PACKAGED SOFTWARE -- 22.2%
--------------------------------------------------------------------------------
Adobe Systems Inc.                                            397         18,659
Check Point Software Technologies Ltd.*                       386         19,520
Compuware Corp*                                               361          5,050
Intuit Inc.*                                                  432         17,276
i2 Technologies, Inc.                                         723         14,315
Mercury Interactive Corp.                                     146          8,745
Microsoft Corp.*                                            3,120        227,760
Novell, Inc.*                                                 622          3,539
Oracle Corp.*                                               3,926         74,594
Parametric Technology Corp.*                                  588          8,226
Rational Software Corp.                                       337          9,453
Siebel Systems, Inc.*                                         897         42,069
VERITAS Software Corp.                                        689         45,839
                                                                      ----------
                                                                         495,045
                                                                      ----------
RECREATIONAL PRODUCTS -- 0.6%
--------------------------------------------------------------------------------
Electronic Arts Inc.*                                         222         12,854
                                                                      ----------
RESTAURANTS -- 0.9%
--------------------------------------------------------------------------------
Starbucks Corp.*                                              876         20,148
                                                                      ----------
SEMI-CONDUCTORS -- 13.9%
--------------------------------------------------------------------------------
Altera Corp.*                                                 917         26,593
Applied Micro Circuits Corp.*                                 577          9,924
Atmel Corp.                                                   603          8,134
Broadcom Corp.                                                271         11,588
Conexant Systems Inc.                                         572          5,119
Intel Corp.                                                 3,959        115,801
Linear Technology Corp.                                       706         31,219
Maxim Integrated Products, Inc.*                              796         35,191
Microchip Technology Inc.*                                    177          5,917
Novellus Systems, Inc.*                                       237         13,459
PMC Sierra, Inc.*                                             292          9,072
Vitesse Semiconductor Corp.*                                  350          7,364
Xilinx, Inc.*                                                 733         30,229
                                                                      ----------
                                                                         309,610
                                                                      ----------

SPECIALTY RETAIL -- 1.2%
--------------------------------------------------------------------------------
Bed Bath & Beyond Inc.*                                       640         19,200
Staples, Inc.*                                                500          7,995
                                                                      ----------
                                                                          27,195
                                                                      ----------
SPECIALTY TELECOMMUNICATIONS -- 1.0%
--------------------------------------------------------------------------------
Level 3 Communications, Inc.*                                 447          2,454
McLeodUSA Inc.*                                               774          3,553
Metromedia Fiber Network, Inc.*                               938          1,914
PanAmSat Corp.*                                               334         12,986
XO Communications, Inc.*                                      470            902
                                                                      ----------
                                                                          21,809
                                                                      ----------
TELECOMMUNICATIONS EQUIPMENT -- 7.7%
--------------------------------------------------------------------------------
ADC Telecommunications Inc.*                                1,616         10,667
CIENA Corp.*                                                  649         24,662
Comverse Technology, Inc.*                                    305         17,416
Ericsson AB                                                 1,577          8,547
Qualcomm Inc.*                                              1,625         95,030
RF Micro Devices, Inc.*                                       314          8,415
Tellabs, Inc.*                                                388          7,481
                                                                      ----------
                                                                         172,218
                                                                      ----------
TRUCKS/CONSTRUCTION/FARM MACHINERY -- 0.3%
--------------------------------------------------------------------------------
Paccar Inc.                                                   146          7,507
                                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES -- 1.2%
--------------------------------------------------------------------------------
Nextel Communications Inc.                                  1,568         27,440
                                                                      ----------
TOTAL COMMON STOCKS
   (Identified Cost--
   $4,116,899)                                                        $2,078,444
                                                                      ----------

CITI NASDAQ-100 INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                               June 30, 2001
(Unaudited)

ISSUER                                                      SHARES      VALUE
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS -- 2.2%
--------------------------------------------------------------------------------
Federated Prime Cash Obligation Fund
   4.02% due 1/01/20
   (Identified Cost-- $413)                                           $      413

United States Treasury Bills
   3.435% due 9/13/01
   (Identified Cost-- $49,652)                                            49,652
                                                                      ----------
TOTAL SHORT-TERM OBLIGATIONS                                              50,065
                                                                      ----------
TOTAL INVESTMENTS
   (Identified Cost--$4,166,964)                             95.6%     2,128,509
OTHER ASSETS,
   LESS LIABILITIES                                           4.4         97,135
                                                            -----     ----------
NET ASSETS                                                  100.0%    $2,225,644
                                                            =====     ==========

*Non-income producing security

See notes to financial statements

CITI NASDAQ-100 INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2001 (Unaudited)
================================================================================
ASSETS:
Investments, at value (Note 1A) (Identified Cost, $4,166,964)        $2,128,509
Cash                                                                    135,027
Receivable from the Manager                                              12,781
Receivable for daily variation on future contracts                        4,760
Receivable for shares of beneficial interest sold                         4,274
Dividend receivable                                                          11
--------------------------------------------------------------------------------
  Total assets                                                        2,285,362
--------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest repurchased                     1,993
Accrued expenses and other liabilities                                   57,725
--------------------------------------------------------------------------------
  Total liabilities                                                      59,718
--------------------------------------------------------------------------------
NET ASSETS                                                           $2,225,644
================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                      $4,966,987
Unrealized depreciation                                              (2,037,854)
Accumulated net realized loss on investments                           (696,373)
Accumulated net investment loss                                          (7,116)
--------------------------------------------------------------------------------
  Total                                                              $2,225,644
================================================================================
COMPUTATION OF SMITH BARNEY SHARES:
Net Asset Value, offering price and redemption price per share
  ($2,216,103/454,954 shares outstanding)                                 $4.87
================================================================================
COMPUTATION OF CITI SHARES:
Net Asset Value, offering price and redemption price per share
  ($9,541/2,025 shares outstanding)                                       $4.71
================================================================================

See notes to financial statements

CITI NASDAQ-100 INDEX FUND
STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2001 (Unaudited)
================================================================================

INVESTMENT INCOME (Note 1B):
Interest income                                         $     873
Dividend income                                               600
--------------------------------------------------------------------------------
EXPENSES:                                                             $   1,473
Transfer agent fees                                        34,344
Shareholder reports                                        27,673
Audit fees                                                 12,000
Custody and fund accounting fees                           11,011
Legal fees                                                  8,778
Blue Sky fees                                               8,159
Management fees (Note 2)                                    3,736
Distribution fees Smith Barney Shares (Note 3)              1,692
Trustees fees                                               1,223
Other                                                       5,855
--------------------------------------------------------------------------------
  Total expenses                                          114,471
Less: expense assumed by the Manager (Note 7)            (102,644)
Less: aggregate amount waived by the Manager (Note 2)      (3,238)
--------------------------------------------------------------------------------
  Net expenses                                                            8,589
--------------------------------------------------------------------------------
Net investment loss                                                      (7,116)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from investment transactions and
  futures contracts                                      (461,851)
Unrealized depreciation                                  (219,136)
--------------------------------------------------------------------------------
Net realized and unrealized loss on investments                        (680,987)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(688,103)
================================================================================
See notes to financial statements

CITI NASDAQ-100 INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE PERIOD
                                               SIX MONTHS     SEPTEMBER 5, 2000
                                                  ENDED       (COMMENCEMENT OF
                                              JUNE 30, 2001    OPERATIONS) TO
                                               (Unaudited)    DECEMBER 31, 2000
================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss                         $    (7,116)       $   (13,850)
Net realized loss                              (461,851)          (234,522)
Unrealized depreciation                        (219,136)        (1,818,718)
--------------------------------------------------------------------------------
Net decrease in net assets resulting
  from operations                              (688,103)        (2,067,090)
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST (Note 6):
SMITH BARNEY SHARES*
Net proceeds from sale of shares              1,522,363          1,534,467
Net asset value of shares issued to
  shareholders from reinvestment of
  distributions                                      --                 --
Cost of shares repurchased                     (126,466)           (71,526)
--------------------------------------------------------------------------------
  Total Smith Barney Shares                   1,395,897          1,462,941
--------------------------------------------------------------------------------
CITI SHARES**
Net proceeds from sale of shares                 19,026          5,011,370
Net asset value of shares issued to
  shareholders from reinvestment of
  distributions                                      --                 --
Cost of shares repurchased                   (1,581,492)        (1,326,905)
--------------------------------------------------------------------------------
  Total Citi Shares                          (1,562,466)         3,684,465
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  transactions in shares of
  beneficial interest                          (166,569)         5,147,406
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          (854,672)         3,080,316
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                           3,080,316                 --
--------------------------------------------------------------------------------
End of period                               $ 2,225,644        $ 3,080,316
================================================================================
 * September 11, 2000 (Commencement of Operations)
** September 5, 2000 (Commencement of Operations)

See notes to financial statements

CITI NASDAQ-100 INDEX FUND
FINANCIAL HIGHLIGHTS
                                                      SMITH BARNEY SHARES
                                              ---------------------------------
                                                               FOR THE PERIOD
                                               SIX MONTHS    SEPTEMBER 11, 2000
                                                  ENDED       (COMMENCEMENT OF
                                              JUNE 30, 2001    OPERATIONS) TO
                                               (Unaudited)    DECEMBER 31, 2000
================================================================================
Net Asset Value, beginning of period            $   6.17          $   9.59
--------------------------------------------------------------------------------
Income From Operations:
Net investment loss                               (0.012)           (0.020)
Net realized and unrealized loss                  (1.288)           (3.400)
--------------------------------------------------------------------------------
  Total from operations                           (1.300)           (3.420)
--------------------------------------------------------------------------------
Less Distributions From:
Net investment income                                 --                --
Net realized gain                                     --                --
--------------------------------------------------------------------------------
  Total distributions                                 --                --
--------------------------------------------------------------------------------
Net Asset Value, end of period                  $   4.87          $   6.17
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)       $  2,216           $ 1,144
Ratio of expenses to average net assets            0.75%*            1.98%*
Ratio of net investment loss to
  average net assets                             (0.63)%*          (1.90)%*
Portfolio turnover                                   12%               17%
Total return                                    (21.07)%**        (35.66)%**

Note: If Agents of the Fund had not voluntarily agreed to waive all of their fees for the period, and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

Net investment loss per share                   $ (0.243)          $(0.091)
RATIOS:
Expenses to average net assets                    13.22%*            8.63%*
Net investment loss to average net assets       (13.10)%*          (8.56)%*
================================================================================
 *  Annualized
**  Not Annualized

See notes to financial statements

CITI NASDAQ-100 INDEX FUND
FINANCIAL HIGHLIGHTS
                                                         CITI SHARES
                                              ---------------------------------
                                                               FOR THE PERIOD
                                               SIX MONTHS     SEPTEMBER 5, 2000
                                                  ENDED       (COMMENCEMENT OF
                                              JUNE 30, 2001    OPERATIONS) TO
                                               (Unaudited)    DECEMBER 31, 2000
================================================================================
Net Asset Value, beginning of period            $   6.01          $  10.00
--------------------------------------------------------------------------------
Income From Operations:
Net investment loss                               (0.891)           (0.031)
Net realized and unrealized loss                  (0.409)           (3.959)
--------------------------------------------------------------------------------
  Total from operations                           (1.300)           (3.990)
--------------------------------------------------------------------------------
Less Distributions From:
Net investment income                                 --                --
Net realized gain                                     --                --
--------------------------------------------------------------------------------
  Total distributions                                 --                --
--------------------------------------------------------------------------------
Net Asset Value, end of period                  $   4.71          $   6.01
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)       $     10           $ 1,936
Ratio of expenses to average net assets            0.55%*            1.18%*
Ratio of net investment loss to
  average net assets                             (0.43)%*          (0.83)%*
Portfolio turnover                                   12%               17%
Total return                                    (21.63)%**        (39.90)%**

Note: If Agents of the Fund had not voluntarily agreed to waive all of their fees for the period, and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

Net investment loss per share                    $(1.115)          $(0.267)
RATIOS:
Expenses to average net assets                    13.02%*            7.44%*
Net investment loss to average net assets       (12.90)%*          (7.10)%*
================================================================================
 *  Annualized
**  Not Annualized

See notes to financial statements

CITI NASDAQ-100 INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES Citi Nasdaq-100 Index Fund (the "Fund") is a separate non-diversified series of CitiFunds Trust I (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Until July 2, 2001, the Fund offered two classes of shares: Smith Barney Shares, which commenced operations on September 11, 2000, and Citi Shares, which commenced operations on September 5, 2000. Effective July 2, 2001, the Fund stopped accepting purchased orders for its shares, in anticipation of its liquidation on or about August 31, 2001. The investment manager of the Fund is Citi Fund Management Inc.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The significant accounting policies consistently followed by the Fund are as follows:

   A. INVESTMENT SECURITY VALUATIONS Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

   B. INCOME Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

   C. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryover of $6,597, which will expire on December 31, 2008. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

CITI NASDAQ-100 INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

   D. DISTRIBUTIONS The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

   E. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by SSBC. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   F. OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

2. MANAGEMENT FEES Citi Fund Management Inc. (the "Manager") is a subsidiary of Citigroup Inc. ("Citigroup") and acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.30% of the Fund's average daily net assets. The Managerhas delegated the daily management of the Fund to State Street Bank and Trust Company, which will act as a Subadviser through its State Street Global Advisors division. The management fees paid to the Manager amounted to $3,736, of which $3,238 was waived for the six months ended June 30, 2001. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

3. DISTRIBUTION FEES Salomon Smith Barney Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), a subsidiary of Salomon Smith Barney Holding Inc. ("SSBH"), as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

   Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. BFDSis responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended June 30, 2001, the Fund paid to CFTC transfer agent fees of $34,344.

   Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Smith Barney Shares calculated at an annual rate of 0.20% of the average daily net assets. The Service Fee amounted to $1,692 for the six months ended June 30, 2001.

CITI NASDAQ-100 INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

4. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of investments, other than short-term obligations, aggregated $270,900 and $553,584, respectively, for the six months ended June 30, 2001.

5. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at June 30, 2001, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $ 4,166,964
================================================================================
Gross unrealized appreciation                                        $   87,589
Gross unrealized depreciation                                        (2,126,044)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(2,038,455)
================================================================================

6. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                               FOR THE PERIOD
                                             SIX MONTHS       SEPTEMBER 5, 2000
                                                ENDED         (COMMENCEMENT OF
                                            JUNE 30, 2001      OPERATIONS) TO
                                             (Unaudited)      DECEMBER 31, 2000
================================================================================
SMITH BARNEY SHARES*
Shares sold                                    296,451                197,243
Shares issued to shareholders from
  reinvestment of distributions                     --                     --
Shares repurchased                             (26,822)               (11,918)
--------------------------------------------------------------------------------
Net increase                                   269,629                185,325
--------------------------------------------------------------------------------
CITI SHARES**
Shares sold                                      1,891                501,310
Shares issued to shareholders from
  reinvestment of distributions                     --                     --
Shares repurchased                            (321,748)              (179,428)
--------------------------------------------------------------------------------
Net increase                                  (319,857)               321,882
================================================================================
 * September 11, 2000 (Commencement of Operations)
** September 5, 2000 (Commencement of Operations)

7. ASSUMPTION OF EXPENSES The Managerhas voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the six months ended June 30, 2001, which amounted to $102,644.

8. SUBSEQUENT EVENT On June 22, 2001, the Board of Trustees approved the dissolution and termination of the Fund. The Fund will terminate operations on or about August 31, 2001.

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

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

TRUSTEES AND OFFICERS
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Riley C. Gilley
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Heath B. McLendon*, PRESIDENT
Alan G. Merten
C. Oscar Morong, Jr., CHAIRMAN
R. Richardson Pettit
Walter E. Robb, III
E. Kirby Warren

SECRETARY
Robert I. Frenkel*

TREASURER
Lewis E. Daidone*

*AFFILIATED PERSON OF INVESTMENT MANAGER

INVESTMENT MANAGER
Citi Fund Management Inc.

DISTRIBUTOR
Salomon Smith Barney Inc.

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

This report is prepared for the information of shareholders of Citi Nasdaq-100 Index Fund. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus of Citi Nasdaq-100 Index Fund.

(C)2001 Citicorp         {Logo] Printed on recycled paper           FD02211 8/01